Featured Community: Camden Central ● St. Petersburg, FL ● 368 Apartment Homes ● Acquired August 24, 2021

CAMDEN

Living Excellence

3Q21 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2021 OPERATING RESULTS

Houston, Texas (October 28, 2021) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2021. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2021 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2021	2020	2021	2020
EPS	$0.29	$0.35	$0.90	$0.95
FFO	$1.36	$1.25	$3.88	$3.69
AFFO	$1.17	$1.03	$3.38	$3.14

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q21 vs. 3Q20	3Q21 vs. 2Q21	2021 vs. 2020
Revenues	5.1%	3.3%	2.9%
Expenses	4.7%	3.6%	5.4%
Net Operating Income ("NOI")	5.4%	3.1%	1.5%

Same Property Results	3Q21	3Q20	2Q21
Occupancy	97.3%	95.5%	96.9%

For 2021, the Company defines same property communities as communities owned and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

October Collections

Same Property Scheduled Rents	October 2021*	October 2020	3Q21	3Q20
Collected	98.7%	98.5%	98.8%	98.9%
Delinquent	1.3%	1.5%	1.2%	1.1%

*Data as of October 24, 2021
Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectible are recorded against property revenues.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	October 2021*	October 2020	3Q21(2)	3Q20(2)
New Lease Rates	18.3%	(3.5)%	19.8%	(3.3)%
Renewal Rates	13.8%	2.9%	12.1%	1.7%
Blended Rates	16.5%	(1.0)%	16.0%	(1.1)%

New Leases	1,008	1,481	1,568	1,845
Renewals	781	1,003	1,713	1,516
Total Leases	1,789	2,484	3,281	3,361

New Lease and Renewal Data - Date Effective (3) (4)	October 2021*	October 2020	3Q21(4)	3Q20(4)
New Lease Rates	19.4%	(4.0)%	16.6%	(2.8)%
Renewal Rates	12.6%	1.9%	8.5%	0.5%
Blended Rates	15.9%	(1.4)%	12.2%	(1.1)%

New Leases	1,551	1,781	1,936	2,024
Renewals	1,603	1,384	2,293	2,162
Total Leases	3,154	3,165	4,229	4,186

*Data as of October 24, 2021
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	October 2021*	October 2020	3Q21	3Q20
Occupancy	97.3%	95.4%	97.3%	95.5%
Annualized Gross Turnover	43%	53%	54%	61%
Annualized Net Turnover	36%	40%	47%	49%

*Data as of October 24, 2021

Development Activity
During the quarter, lease-up was completed at Camden Downtown in Houston, TX, and construction was completed at Camden North End II in Phoenix, AZ and Camden Lake Eola in Orlando, FL. Subsequent to the quarter-end, lease-up was completed at Camden North End II in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/24/2021
Camden North End II	Phoenix, AZ	343	$79.0	96%
Camden Lake Eola	Orlando, FL	360	124.7	82%
Total		703	$203.7

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/24/2021
Camden Buckhead	Atlanta, GA	366	$160.0	52%
Camden Hillcrest	San Diego, CA	132	95.0	32%
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham	Durham, NC	354	120.0
Total		1,905	$695.0

Acquisition Activity
During the quarter, the Company acquired Camden Central, a 368-home apartment community located in St. Petersburg, FL for approximately $176.3 million. Subsequent to quarter-end, the Company acquired Camden Greenville, a 558-home apartment community located in Dallas, TX for approximately $165.5 million and also acquired a 5.2-acre land parcel in Denver, CO for approximately $24.0 million for future development purposes.

Equity Issuance
During the three months ended September 30, 2021, the Company issued approximately 1.5 million common shares through its at-the-market (“ATM”) share offering program at an average price of $150.28 per share, for total net consideration of approximately $220.7 million.

Liquidity Analysis
As of September 30, 2021, Camden had approximately $1.3 billion of liquidity comprised of approximately $428.2 million in cash and cash equivalents, and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and at quarter-end had $242.4 million left to fund under its existing wholly-owned development pipeline. As of September 30, 2021, Camden had outstanding letters of credit totaling approximately $14.8 million, which reduced the availability under its unsecured credit facility to $885.2 million.

Earnings Guidance
Camden updated its earnings guidance for 2021 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2021 as detailed below.

	4Q21	2021	2021 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.31 - $0.37	$1.21 - $1.27	$1.24	$1.19	$0.05
FFO	$1.46 - $1.52	$5.34 - $5.40	$5.37	$5.27	$0.10

		2021	2021 Midpoint
Same Property Growth		Range	Current	Prior	Change
Revenues		4.00% - 4.50%	4.25%	3.75%	0.50%
Expenses		3.55% - 3.95%	3.75%	3.75%	0.00%
NOI		4.00% - 5.00%	4.50%	3.75%	0.75%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2021 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, October 29, 2021 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6751407
Webcast: https://services.choruscall.com/mediaframe/webcast.html?webcastid=fZSPWV6V

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 173 properties containing 59,240 apartment homes across the United States. Upon completion of 6 properties currently under development, the Company’s portfolio will increase to 61,145 apartment homes in 179 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 14 consecutive years, most recently ranking #8.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Property revenues (a)	$294,130	$265,721	$838,221	$782,283

Adjusted EBITDA (b)	164,994	149,965	466,061	450,438

Net income attributable to common shareholders (c)	29,483	34,957	91,009	94,718
Per share - basic	0.29	0.35	0.90	0.95
Per share - diluted	0.29	0.35	0.90	0.95

Funds from operations	142,210	126,611	399,180	373,297
Per share - diluted	1.36	1.25	3.88	3.69

Adjusted funds from operations	122,493	104,312	347,975	317,391
Per share - diluted	1.17	1.03	3.38	3.14

Dividends per share	0.83	0.83	2.49	2.49
Dividend payout ratio (FFO)	61.0%	66.4%	64.2%	67.5%

Interest expensed	24,987	24,265	72,715	67,454
Interest capitalized	3,516	4,339	12,771	12,955
Total interest incurred	28,503	28,604	85,486	80,409

Net Debt to Annualized Adjusted EBITDA (d)	4.4x	4.5x	4.6x	4.4x
Interest expense coverage ratio	6.6x	6.2x	6.4x	6.7x
Total interest coverage ratio	5.8x	5.2x	5.5x	5.6x
Fixed charge expense coverage ratio	6.6x	6.2x	6.4x	6.7x
Total fixed charge coverage ratio	5.8x	5.2x	5.5x	5.6x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.2x	2.9x	3.2x	2.9x

Same property NOI growth (e)	5.4%	(1.3)%	1.5%	1.0%
(# of apartment homes included)	45,200	43,710	45,200	43,710

Gross turnover of apartment homes (annualized)	55%	60%	52%	52%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	47%	48%	43%	42%

			As of September 30,
			2021	2020
Total assets			$7,685,567	$7,324,723
Total debt			$3,169,428	$3,225,799
Common and common equivalent shares, outstanding end of period (f)			105,859	101,211
Share price, end of period			$147.47	$88.98
Book equity value, end of period (g)			$3,953,822	$3,566,007
Market equity value, end of period (h)			$15,611,027	$9,005,755

(a) Property revenues were negatively impacted for the nine months ended September 30, 2020 by approximately $9.1 million of Resident Relief Funds.
(b) Adjusted EBITDA for the three and nine months ended September 30, 2020 excludes an approximate $0.4 million and $14.4 million of Pandemic Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, directly-related pandemic expenses, and bonuses paid to on-site employees.
(c) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million Pandemic Related Impact for the three and nine months ended September 30, 2020. Please refer to page 27, footnote (a), for additional detail breakdown of the Pandemic Related Impact.
(d) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.
(e) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale.
(f) Includes at September 30, 2021: 104,253 common shares (including 86 common share equivalents related to share awards), plus 1,606 common share equivalents upon the assumed conversion of non-controlling units.
(g) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(h) Includes: common shares, common units, and common share equivalents.
Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
OPERATING DATA

Property revenues (a)	$294,130	$265,721	$838,221	$782,283

Property expenses
Property operating and maintenance	71,337	65,191	200,360	189,788
Real estate taxes	38,731	35,861	113,611	105,081
Total property expenses	110,068	101,052	313,971	294,869

Non-property income
Fee and asset management	3,248	2,542	7,717	7,449
Interest and other income	443	1,948	1,032	2,602
Income/(loss) on deferred compensation plans	(843)	5,071	9,183	1,646
Total non-property income	2,848	9,561	17,932	11,697

Other expenses
Property management	6,640	5,894	19,200	18,360
Fee and asset management	1,159	1,018	3,310	2,681
General and administrative	14,960	12,726	44,428	40,350
Interest	24,987	24,265	72,715	67,454
Depreciation and amortization	111,462	90,575	304,189	275,237
Expense/(benefit) on deferred compensation plans	(843)	5,071	9,183	1,646
Total other expenses	158,365	139,549	453,025	405,728

Gain on sale of land	—	—	—	382
Equity in income of joint ventures	2,540	2,154	6,652	5,909
Income from continuing operations before income taxes	31,085	36,835	95,809	99,674
Income tax expense	(480)	(615)	(1,292)	(1,476)
Net income	30,605	36,220	94,517	98,198
Less income allocated to non-controlling interests	(1,122)	(1,263)	(3,508)	(3,480)
Net income attributable to common shareholders (b)	$29,483	$34,957	$91,009	$94,718

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$30,605	$36,220	$94,517	$98,198
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	372	366	1,117	1,098
Comprehensive income	30,977	36,586	95,634	99,296
Less income allocated to non-controlling interests	(1,122)	(1,263)	(3,508)	(3,480)
Comprehensive income attributable to common shareholders	$29,855	$35,323	$92,126	$95,816

PER SHARE DATA

Total earnings per common share - basic	$0.29	$0.35	$0.90	$0.95
Total earnings per common share - diluted	0.29	0.35	0.90	0.95

Weighted average number of common shares outstanding:
Basic	103,071	99,419	101,119	99,372
Diluted	103,171	99,455	101,199	99,414

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2021, we recognized $294.1 million of property revenue which consisted of approximately $259.1 million of rental revenue and approximately $35.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $265.7 million recognized for the three months ended September 30, 2020, made up of approximately $234.3 million of rental revenue, and approximately $31.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2021, we recognized $838.2 million of property revenue which consisted of approximately $737.8 million of rental revenue and approximately $100.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to $782.3 million of property revenue recognized for the nine months ended September 30, 2020, made up of approximately $692.2 million of rental revenue, net of approximately $9.1 million related to the Resident Relief Funds, and approximately $90.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.9 million and $7.4 million for the three months ended September 30, 2021 and 2020, respectively, and was $23.2 million and $21.4 million for the nine months ended September 30, 2021 and 2020, respectively.

(b) Net income attributable to common shareholders for the three and nine months ended September 30, 2020 was negatively impacted by an approximate $0.4 million and $14.8 million Pandemic Related Impact. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$29,483	$34,957	$91,009	$94,718
Real estate depreciation and amortization	108,931	87,974	296,760	267,985
Adjustments for unconsolidated joint ventures	2,674	2,404	7,903	6,933
Income allocated to non-controlling interests	1,122	1,276	3,508	3,661
Funds from operations	$142,210	$126,611	$399,180	$373,297

Less: recurring capitalized expenditures (b)	(19,717)	(22,299)	(51,205)	(55,906)

Adjusted funds from operations	$122,493	$104,312	$347,975	$317,391

PER SHARE DATA
Funds from operations - diluted	$1.36	$1.25	$3.88	$3.69
Adjusted funds from operations - diluted	1.17	1.03	3.38	3.14
Distributions declared per common share	0.83	0.83	2.49	2.49

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	104,812	101,203	102,879	101,162

PROPERTY DATA
Total operating properties (end of period) (c)	172	165	172	165
Total operating apartment homes in operating properties (end of period) (c)	58,682	56,383	58,682	56,383
Total operating apartment homes (weighted average)	51,011	49,158	50,202	49,081

(a) Net income attributable to common shareholders for the three and nine months ended September 30, 2020 was negatively impacted by an approximate $0.4 million and $14.8 million Pandemic Related Impact. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
ASSETS
Real estate assets, at cost
Land	$1,317,431	$1,285,634	$1,233,937	$1,225,214	$1,216,942
Buildings and improvements	8,536,620	8,288,865	7,863,707	7,763,748	7,677,676
	9,854,051	9,574,499	9,097,644	8,988,962	8,894,618
Accumulated depreciation	(3,319,206)	(3,219,085)	(3,124,504)	(3,034,186)	(2,944,769)
Net operating real estate assets	6,534,845	6,355,414	5,973,140	5,954,776	5,949,849
Properties under development, including land	428,622	443,100	541,958	564,215	522,664
Investments in joint ventures	17,788	18,415	18,800	18,994	20,992
Total real estate assets	6,981,255	6,816,929	6,533,898	6,537,985	6,493,505
Accounts receivable – affiliates	18,686	19,183	19,502	20,158	20,152
Other assets, net (a)	252,079	241,687	213,126	216,276	217,534
Cash and cash equivalents	428,226	374,556	333,402	420,441	589,614
Restricted cash	5,321	4,762	4,105	4,092	3,918
Total assets	$7,685,567	$7,457,117	$7,104,033	$7,198,952	$7,324,723

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,169,428	$3,168,492	$3,167,557	$3,166,625	$3,225,799
Accounts payable and accrued expenses	191,648	155,057	159,111	175,608	183,654
Accrued real estate taxes	88,116	66,696	33,155	66,156	87,159
Distributions payable	87,919	86,689	84,282	84,147	84,137
Other liabilities (b)	194,634	193,975	185,852	189,829	177,967
Total liabilities	3,731,745	3,670,909	3,629,957	3,682,365	3,758,716

Equity
Common shares of beneficial interest	1,114	1,098	1,070	1,069	1,068
Additional paid-in capital	5,180,783	4,953,703	4,588,056	4,581,710	4,577,813
Distributions in excess of net income attributable to common shareholders	(954,880)	(897,761)	(842,628)	(791,079)	(737,556)
Treasury shares	(334,066)	(334,161)	(335,511)	(341,412)	(341,831)
Accumulated other comprehensive loss (c)	(4,266)	(4,638)	(5,010)	(5,383)	(5,431)
Total common equity	3,888,685	3,718,241	3,405,977	3,444,905	3,494,063
Non-controlling interests	65,137	67,967	68,099	71,682	71,944
Total equity	3,953,822	3,786,208	3,474,076	3,516,587	3,566,007
Total liabilities and equity	$7,685,567	$7,457,117	$7,104,033	$7,198,952	$7,324,723

(a) Includes net deferred charges of:	$1,336	$1,655	$2,031	$2,299	$2,686

(b) Includes deferred revenues of:	$208	$232	$256	$284	$314

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2021 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	6,204	378	—	—	6,582	281	6,863
Houston, TX	6,227	823	—	—	7,050	2,756	9,806
Atlanta, GA	3,970	292	—	366	4,628	234	4,862
Phoenix, AZ	3,245	441	343	397	4,426	—	4,426
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	2,663
SE Florida	1,956	825	—	269	3,050	—	3,050
Dallas, TX	4,416	—	—	—	4,416	1,250	5,666
Denver, CO	2,632	233	—	—	2,865	—	2,865
Orlando, FL	2,995	299	360	—	3,654	300	3,954
Charlotte, NC	2,810	28	—	387	3,225	266	3,491
Raleigh, NC	2,352	540	—	354	3,246	350	3,596
Tampa, FL	2,286	368	—	—	2,654	450	3,104
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	1,797
Austin, TX	2,326	—	—	—	2,326	1,360	3,686
Nashville, TN	—	758	—	—	758	—	758
Total Portfolio	45,200	5,532	703	1,905	53,340	7,247	60,587

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
D.C. Metro (a)	17.2%	15.9%	15.5%	97.4%	96.7%	96.0%	95.9%	96.3%
Houston, TX	9.9%	9.8%	10.7%	96.4%	95.7%	94.0%	92.7%	93.3%
Atlanta, GA	8.7%	8.0%	7.9%	97.2%	97.4%	96.5%	96.2%	96.0%
Phoenix, AZ	8.1%	8.7%	8.4%	97.0%	96.9%	97.1%	96.7%	95.2%
Los Angeles/Orange County, CA	6.5%	7.6%	7.4%	98.0%	97.3%	96.4%	96.4%	95.5%
SE Florida	5.4%	6.8%	6.5%	98.2%	98.0%	97.1%	95.7%	95.3%
Dallas, TX	7.3%	6.3%	6.7%	97.5%	96.6%	96.0%	95.3%	95.3%
Denver, CO	6.8%	6.4%	6.2%	97.2%	96.4%	96.1%	95.8%	96.0%
Orlando, FL	5.8%	6.0%	5.9%	97.5%	97.1%	94.9%	94.1%	94.7%
Charlotte, NC	5.8%	5.3%	5.3%	96.8%	96.3%	95.6%	95.3%	95.3%
Raleigh, NC	4.2%	4.6%	4.7%	97.5%	97.1%	96.3%	95.9%	96.4%
Tampa, FL	5.1%	5.0%	5.1%	97.9%	97.6%	97.3%	96.7%	95.7%
San Diego/Inland Empire, CA	5.1%	4.5%	4.3%	96.9%	97.4%	97.4%	97.0%	96.3%
Austin, TX	4.1%	3.6%	4.0%	97.6%	97.3%	96.3%	95.6%	95.7%
Nashville, TN	—%	1.5%	1.4%	97.5%	97.0%	—%	—%	—%
Total Portfolio	100.0%	100.0%	100.0%	97.3%	96.8%	95.9%	95.3%	95.3%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2021	2020	Change	2021	2020	Change
"Same Property" Communities (a)	45,200	$251,781	$239,464	$12,317	$733,785	$712,885	$20,900
Non-"Same Property" Communities (b)	5,532	35,670	24,632	11,038	91,649	73,058	18,591
Development and Lease-Up Communities (c)	2,608	4,506	—	4,506	6,934	—	6,934
Resident Relief Funds (d)	—	—	—	—	—	(9,074)	9,074
Other (e)	—	2,173	1,625	548	5,853	5,414	439
Total Property Revenues	53,340	$294,130	$265,721	$28,409	$838,221	$782,283	$55,938

Property Expenses
"Same Property" Communities (a)	45,200	$93,472	$89,238	$4,234	$272,435	$258,470	$13,965
Non-"Same Property" Communities (b)	5,532	13,949	10,400	3,549	36,099	29,256	6,843
Development and Lease-Up Communities (c)	2,608	1,712	2	1,710	2,489	5	2,484
Pandemic Expenses (f)	—	—	444	(444)	—	4,540	(4,540)
Other (e)	—	935	968	(33)	2,948	2,598	350
Total Property Expenses	53,340	$110,068	$101,052	$9,016	$313,971	$294,869	$19,102

Property Net Operating Income
"Same Property" Communities (a)	45,200	$158,309	$150,226	$8,083	$461,350	$454,415	$6,935
Non-"Same Property" Communities (b)	5,532	21,721	14,232	7,489	55,550	43,802	11,748
Development and Lease-Up Communities (c)	2,608	2,794	(2)	2,796	4,445	(5)	4,450
Pandemic Related Impact (d) (f)	—	—	(444)	444	—	(13,614)	13,614
Other (e)	—	1,238	657	581	2,905	2,816	89
Total Property Net Operating Income	53,340	$184,062	$164,669	$19,393	$524,250	$487,414	$36,836

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2020, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2020, excluding properties held for sale.

(d) Two Resident Relief Funds were established for residents experiencing financial losses caused by the pandemic, and approximately $9.1 million was paid out to approximately 7,100 residents of our wholly-owned communities, which was recognized in 2Q20 as a reduction of property revenues.

(e) "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(f) The Company incurred approximately $0.4 million of directly-related pandemic expenses at our operating communities for the three months ending September 30, 2020 and approximately $4.5 million for the nine months ended September 30, 2020, which included $2.8 million of bonuses paid to on-site employees providing essential services during the pandemic and approximately $1.7 million in other directly-related pandemic expenses.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q21	3Q20	Growth	3Q21	3Q20	Growth	3Q21	3Q20	Growth
D.C. Metro	6,204	$39,891	$39,317	1.5%	$12,626	$12,307	2.6%	$27,265	$27,010	0.9%
Houston, TX	6,227	30,082	29,481	2.0%	14,449	13,953	3.6%	15,633	15,528	0.7%
Atlanta, GA	3,970	22,058	21,025	4.9%	8,328	7,575	9.9%	13,730	13,450	2.1%
Phoenix, AZ	3,245	18,123	16,462	10.1%	5,307	5,192	2.2%	12,816	11,270	13.7%
Dallas, TX	4,416	21,198	20,262	4.6%	9,632	9,163	5.1%	11,566	11,099	4.2%
Denver, CO	2,632	15,671	14,966	4.7%	4,951	4,827	2.6%	10,720	10,139	5.7%
Los Angeles/Orange County, CA	2,116	15,404	14,435	6.7%	5,068	4,930	2.8%	10,336	9,505	8.7%
Orlando, FL	2,995	14,815	13,962	6.1%	5,630	5,291	6.4%	9,185	8,671	5.9%
Charlotte, NC	2,810	13,744	13,138	4.6%	4,513	4,397	2.6%	9,231	8,741	5.6%
SE Florida	1,956	13,309	12,089	10.1%	4,768	4,388	8.7%	8,541	7,701	10.9%
Tampa, FL	2,286	13,014	11,885	9.5%	5,016	4,518	11.0%	7,998	7,367	8.6%
San Diego/Inland Empire, CA	1,665	11,915	10,998	8.3%	3,779	3,657	3.3%	8,136	7,341	10.8%
Raleigh, NC	2,352	10,415	9,843	5.8%	3,710	3,386	9.6%	6,705	6,457	3.8%
Austin, TX	2,326	12,142	11,601	4.7%	5,695	5,654	0.7%	6,447	5,947	8.4%

Total Same Property	45,200	$251,781	$239,464	5.1%	$93,472	$89,238	4.7%	$158,309	$150,226	5.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q21	3Q20	Growth	3Q21	3Q20	Growth	3Q21	3Q20	Growth
D.C. Metro	17.2%	97.4%	96.5%	0.9%	$1,907	$1,899	0.4%	$2,200	$2,186	0.6%
Houston, TX	9.9%	96.2%	93.3%	2.9%	1,436	1,447	(0.8)%	1,676	1,691	(0.9)%
Atlanta, GA	8.7%	97.4%	96.0%	1.4%	1,632	1,555	5.0%	1,901	1,838	3.5%
Phoenix, AZ	8.1%	97.2%	95.3%	1.9%	1,628	1,496	8.8%	1,916	1,772	8.2%
Dallas, TX	7.3%	97.5%	95.1%	2.4%	1,386	1,349	2.7%	1,643	1,608	2.2%
Denver, CO	6.8%	97.0%	96.0%	1.0%	1,761	1,694	4.0%	2,047	1,975	3.7%
Los Angeles/Orange County, CA	6.5%	97.9%	95.7%	2.2%	2,259	2,225	1.5%	2,483	2,377	4.5%
Orlando, FL	5.8%	97.5%	95.4%	2.1%	1,439	1,406	2.3%	1,692	1,628	4.0%
Charlotte, NC	5.8%	96.9%	95.4%	1.5%	1,443	1,384	4.3%	1,683	1,634	3.1%
SE Florida	5.4%	98.4%	96.3%	2.1%	1,985	1,889	5.1%	2,310	2,140	8.0%
Tampa, FL	5.1%	98.1%	95.9%	2.2%	1,662	1,540	7.9%	1,939	1,808	7.3%
San Diego/Inland Empire, CA	5.1%	96.9%	96.3%	0.6%	2,175	2,047	6.3%	2,461	2,287	7.7%
Raleigh, NC	4.2%	97.5%	96.6%	0.9%	1,267	1,190	6.5%	1,515	1,445	4.9%
Austin, TX	4.1%	97.4%	95.6%	1.8%	1,530	1,477	3.6%	1,786	1,736	2.9%

Total Same Property	100.0%	97.3%	95.5%	1.8%	$1,643	$1,591	3.3%	$1,909	$1,848	3.3%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q21	2Q21	Growth	3Q21	2Q21	Growth	3Q21	2Q21	Growth
D.C. Metro	6,204	$39,891	$39,006	2.3%	$12,626	$12,187	3.6%	$27,265	$26,819	1.7%
Houston, TX	6,227	30,082	29,543	1.8%	14,449	14,086	2.6%	15,633	15,457	1.1%
Atlanta, GA	3,970	22,058	21,573	2.2%	8,328	7,814	6.6%	13,730	13,759	(0.2)%
Phoenix, AZ	3,245	18,123	17,492	3.6%	5,307	5,206	1.9%	12,816	12,286	4.3%
Dallas, TX	4,416	21,198	20,601	2.9%	9,632	9,584	0.5%	11,566	11,017	5.0%
Denver, CO	2,632	15,671	15,138	3.5%	4,951	4,978	(0.5)%	10,720	10,160	5.5%
Los Angeles/Orange County, CA	2,116	15,404	14,415	6.9%	5,068	4,982	1.7%	10,336	9,433	9.6%
Orlando, FL	2,995	14,815	14,365	3.1%	5,630	5,415	4.0%	9,185	8,950	2.6%
Charlotte, NC	2,810	13,744	13,268	3.6%	4,513	4,449	1.4%	9,231	8,819	4.7%
SE Florida	1,956	13,309	12,873	3.4%	4,768	4,567	4.4%	8,541	8,306	2.8%
Tampa, FL	2,286	13,014	12,526	3.9%	5,016	4,679	7.2%	7,998	7,847	1.9%
San Diego/Inland Empire, CA	1,665	11,915	11,071	7.6%	3,779	3,504	7.8%	8,136	7,567	7.5%
Raleigh, NC	2,352	10,415	10,103	3.1%	3,710	3,468	7.0%	6,705	6,635	1.1%
Austin, TX	2,326	12,142	11,809	2.8%	5,695	5,329	6.9%	6,447	6,480	(0.5)%

Total Same Property	45,200	$251,781	$243,783	3.3%	$93,472	$90,248	3.6%	$158,309	$153,535	3.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q21	2Q21	Growth	3Q21	2Q21	Growth	3Q21	2Q21	Growth
D.C. Metro	17.2%	97.4%	96.8%	0.6%	$1,907	$1,880	1.4%	$2,200	$2,164	1.7%
Houston, TX	9.9%	96.2%	95.6%	0.6%	1,436	1,416	1.4%	1,676	1,657	1.2%
Atlanta, GA	8.7%	97.4%	97.4%	0.0%	1,632	1,575	3.6%	1,901	1,860	2.2%
Phoenix, AZ	8.1%	97.2%	97.0%	0.2%	1,628	1,562	4.2%	1,916	1,852	3.4%
Dallas, TX	7.3%	97.5%	96.5%	1.0%	1,386	1,347	2.9%	1,643	1,613	1.9%
Denver, CO	6.8%	97.0%	96.4%	0.6%	1,761	1,707	3.2%	2,047	1,988	2.9%
Los Angeles/Orange County, CA	6.5%	97.9%	97.3%	0.6%	2,259	2,210	2.2%	2,483	2,335	6.3%
Orlando, FL	5.8%	97.5%	97.7%	(0.2)%	1,439	1,400	2.8%	1,692	1,638	3.3%
Charlotte, NC	5.8%	96.9%	96.5%	0.4%	1,443	1,393	3.6%	1,683	1,631	3.2%
SE Florida	5.4%	98.4%	98.0%	0.4%	1,985	1,919	3.4%	2,310	2,241	3.0%
Tampa, FL	5.1%	98.1%	97.7%	0.4%	1,662	1,589	4.6%	1,939	1,871	3.5%
San Diego/Inland Empire, CA	5.1%	96.9%	97.4%	(0.5)%	2,175	2,106	3.3%	2,461	2,276	8.1%
Raleigh, NC	4.2%	97.5%	97.3%	0.2%	1,267	1,215	4.3%	1,515	1,473	2.9%
Austin, TX	4.1%	97.4%	97.2%	0.2%	1,530	1,477	3.6%	1,786	1,741	2.6%

Total Same Property	100.0%	97.3%	96.9%	0.4%	$1,643	$1,597	2.9%	$1,909	$1,856	2.9%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2021	2020	Growth	2021	2020	Growth	2021	2020	Growth
D.C. Metro	6,204	$117,481	$116,348	1.0%	$37,332	$36,092	3.4%	$80,149	$80,256	(0.1)%
Houston, TX	6,227	88,231	88,706	(0.5)%	42,202	40,591	4.0%	46,029	48,115	(4.3)%
Atlanta, GA	3,970	64,659	62,149	4.0%	23,427	21,613	8.4%	41,232	40,536	1.7%
Phoenix, AZ	3,245	52,716	48,660	8.3%	15,528	14,859	4.5%	37,188	33,801	10.0%
Dallas, TX	4,416	61,866	60,323	2.6%	28,693	26,721	7.4%	33,173	33,602	(1.3)%
Denver, CO	2,632	45,651	44,175	3.3%	14,593	14,116	3.4%	31,058	30,059	3.3%
Los Angeles/Orange County, CA	2,116	43,917	43,701	0.5%	15,146	13,506	12.1%	28,771	30,195	(4.7)%
Orlando, FL	2,995	43,305	41,913	3.3%	16,476	15,587	5.7%	26,829	26,326	1.9%
Charlotte, NC	2,810	39,947	39,137	2.1%	13,289	12,812	3.7%	26,658	26,325	1.3%
SE Florida	1,956	38,694	36,428	6.2%	13,784	12,884	7.0%	24,910	23,544	5.8%
Tampa, FL	2,286	37,786	35,138	7.5%	14,181	13,280	6.8%	23,605	21,858	8.0%
San Diego/Inland Empire, CA	1,665	33,867	32,547	4.1%	10,778	10,873	(0.9)%	23,089	21,674	6.5%
Raleigh, NC	2,352	30,318	29,120	4.1%	10,600	9,862	7.5%	19,718	19,258	2.4%
Austin, TX	2,326	35,347	34,540	2.3%	16,406	15,674	4.7%	18,941	18,866	0.4%

Total Same Property	45,200	$733,785	$712,885	2.9%	$272,435	$258,470	5.4%	$461,350	$454,415	1.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2021	2020	Growth	2021	2020	Growth	2021	2020	Growth
D.C. Metro	17.4%	96.8%	96.4%	0.4%	$1,888	$1,895	(0.4)%	$2,174	$2,162	0.6%
Houston, TX	10.0%	95.1%	94.1%	1.0%	1,424	1,461	(2.5)%	1,656	1,682	(1.5)%
Atlanta, GA	8.9%	97.1%	95.7%	1.4%	1,588	1,560	1.8%	1,863	1,817	2.6%
Phoenix, AZ	8.1%	97.2%	95.5%	1.7%	1,573	1,489	5.6%	1,859	1,745	6.6%
Dallas, TX	7.2%	96.6%	95.5%	1.1%	1,356	1,352	0.3%	1,612	1,589	1.5%
Denver, CO	6.7%	96.5%	95.7%	0.8%	1,719	1,692	1.6%	1,997	1,949	2.5%
Los Angeles/Orange County, CA	6.2%	97.2%	95.2%	2.0%	2,225	2,241	(0.7)%	2,374	2,412	(1.5)%
Orlando, FL	5.8%	97.1%	95.5%	1.6%	1,411	1,410	0.1%	1,655	1,627	1.7%
Charlotte, NC	5.8%	96.3%	95.6%	0.7%	1,404	1,384	1.4%	1,641	1,619	1.4%
SE Florida	5.4%	97.9%	96.4%	1.5%	1,932	1,899	1.7%	2,247	2,147	4.7%
Tampa, FL	5.1%	97.7%	95.7%	2.0%	1,604	1,537	4.4%	1,882	1,785	5.5%
San Diego/Inland Empire, CA	5.0%	97.3%	95.4%	1.9%	2,121	2,039	4.0%	2,327	2,277	2.2%
Raleigh, NC	4.3%	97.0%	96.4%	0.6%	1,226	1,184	3.5%	1,476	1,427	3.5%
Austin, TX	4.1%	96.9%	95.5%	1.4%	1,489	1,484	0.3%	1,743	1,728	0.9%

Total Same Property	100.0%	96.7%	95.5%	1.2%	$1,607	$1,593	0.9%	$1,865	$1,834	1.7%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2021
(In thousands)

(Unaudited)

					% of Actual
					3Q21 Operating
Quarterly Comparison (a)	3Q21	3Q20	$ Change	% Change	Expenses

Property taxes	$32,591	$31,663	$928	2.9%	34.9%
Salaries and Benefits for On-site Employees	19,297	19,413	(116)	(0.6)%	20.6%
Utilities	18,975	18,509	466	2.5%	20.3%
Repairs and Maintenance	11,448	11,008	440	4.0%	12.3%
Property Insurance	5,489	3,370	2,119	62.9%	5.9%
General and Administrative	3,498	3,010	488	16.2%	3.7%
Marketing and Leasing	1,323	1,411	(88)	(6.2)%	1.4%
Other	851	854	(3)	(0.4)%	0.9%

Total Same Property	$93,472	$89,238	$4,234	4.7%	100.0%

					% of Actual
					3Q21 Operating
Sequential Comparison (a)	3Q21	2Q21	$ Change	% Change	Expenses

Property taxes	$32,591	$32,630	($39)	(0.1)%	34.9%
Salaries and Benefits for On-site Employees	19,297	18,392	905	4.9%	20.6%
Utilities	18,975	18,120	855	4.7%	20.3%
Repairs and Maintenance	11,448	11,221	227	2.0%	12.3%
Property Insurance	5,489	4,101	1,388	33.8%	5.9%
General and Administrative	3,498	3,453	45	1.3%	3.7%
Marketing and Leasing	1,323	1,431	(108)	(7.5)%	1.4%
Other	851	900	(49)	(5.4)%	0.9%

Total Same Property	$93,472	$90,248	$3,224	3.6%	100.0%

					% of Actual
					2021 Operating
Year to Date Comparison (a)	2021	2020	$ Change	% Change	Expenses

Property taxes	$98,090	$92,726	$5,364	5.8%	36.0%
Salaries and Benefits for On-site Employees	55,959	55,786	173	0.3%	20.5%
Utilities	55,836	54,413	1,423	2.6%	20.5%
Repairs and Maintenance	32,652	30,718	1,934	6.3%	12.0%
Property Insurance	12,841	8,975	3,866	43.1%	4.7%
General and Administrative	10,303	9,255	1,048	11.3%	3.8%
Marketing and Leasing	4,140	4,104	36	0.9%	1.5%
Other	2,614	2,493	121	4.9%	1.0%

Total Same Property	$272,435	$258,470	$13,965	5.4%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (a)	2021	2020	2021	2020

Property revenues	$11,094	$10,244	$32,128	$29,970

Property expenses
Property operating and maintenance	2,742	2,708	8,213	7,942
Real estate taxes	1,784	1,657	5,306	4,936
	4,526	4,365	13,519	12,878

Net Operating Income	6,568	5,879	18,609	17,092

Other expenses
Interest	1,335	1,352	3,962	4,274
Depreciation and amortization	2,557	2,289	7,663	6,651
Other	136	84	332	258
Total other expenses	4,028	3,725	11,957	11,183

Equity in income of joint ventures (b)	$2,540	$2,154	$6,652	$5,909

	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
BALANCE SHEET DATA (c)
Land	$109,437	$109,437	$109,437	$109,437	$108,735
Building & Improvements	816,452	811,150	806,374	803,400	784,414
	925,889	920,587	915,811	912,837	893,149
Accumulated Depreciation	(279,128)	(270,495)	(261,993)	(253,598)	(245,359)
Net operating real estate assets	646,761	650,092	653,818	659,239	647,790
Properties under development and land	—	—	—	—	14,579
Cash and other assets, net	43,885	37,982	28,567	32,270	34,906
Total assets	$690,646	$688,074	$682,385	$691,509	$697,275

Notes payable	$514,618	$514,454	$512,460	$509,106	$507,222
Other liabilities	31,085	26,566	21,537	33,291	34,545
Total liabilities	545,703	541,020	533,997	542,397	541,767

Member's equity	144,943	147,054	148,388	149,112	155,508
Total liabilities and members' equity	$690,646	$688,074	$682,385	$691,509	$697,275

Company's equity investment	$17,788	$18,415	$18,800	$18,994	$20,992

Company's pro-rata share of debt	$161,076	$161,024	$160,400	$159,349	$158,760

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	21
Total operating apartment homes	7,247	7,247	7,247	7,247	7,013
Pro-rata share of operating apartment homes	2,268	2,268	2,268	2,268	2,195
Total development properties	—	—	—	—	1
Total development apartment homes	—	—	—	—	234
Pro-rata share of development apartment homes	—	—	—	—	73
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Includes a reduction of property revenues of approximately $0.4 million (Camden's pro-rata share) related to our Resident Relief Funds that provided financial assistance to approximately 1,100 residents of our joint venture communities that were experiencing financial losses caused by the pandemic, for the nine months ended September 30, 2020.

(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2021 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/24/2021
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden North End II (a)	343	$79.0			1Q19	4Q20	3Q21	4Q21	96%	97%
	Phoenix, AZ
2.	Camden Lake Eola	360	124.7			2Q18	1Q21	3Q21	2Q22	82%	76%
	Orlando, FL

Total Completed Communities in Lease-Up		703	$203.7							89%	86%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/24/2021
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Buckhead	366	$160.0	$150.2	$68.0	3Q18	1Q21	1Q22	3Q22	52%	50%
	Atlanta, GA
2.	Camden Hillcrest	132	95.0	86.4	32.6	3Q19	2Q21	4Q21	3Q22	32%	31%
	San Diego, CA
3.	Camden Atlantic	269	100.0	72.4	72.4	3Q20	4Q22	4Q22	4Q23
	Plantation, FL
4.	Camden Tempe II	397	115.0	49.0	49.0	3Q20	4Q22	3Q23	1Q25
	Tempe, AZ
5.	Camden NoDa	387	105.0	52.2	52.2	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC
6.	Camden Durham	354	120.0	42.4	42.4	1Q21	2Q23	4Q23	1Q25
	Durham, NC

Total Development Communities		1,905	$695.0	$452.6	$316.6					47%	45%

Additional Development Pipeline (b)					112.0

Total Properties Under Development and Land (per Balance Sheet)					$428.6

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q21 NOI
Communities that Stabilized During Quarter								$131.8	$0.7
Completed Communities in Lease-Up								203.7	2.0
Development Communities in Lease-Up								236.6	0.8
Total Development Communities NOI Contribution								$572.1	$3.5

(a) Stabilization was achieved at this property subsequent to quarter-end.

(b) Please refer to the Development Pipeline Summary on page 19.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF SEPTEMBER 30, 2021 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Village District	355	$115.0	$23.4
	Raleigh, NC
2.	Camden Woodmill Creek	188	60.0	9.9
	The Woodlands, TX
3.	Camden Arts District	354	150.0	36.5
	Los Angeles, CA
4.	Camden Pier District II	95	50.0	3.0
	St. Petersburg, FL
5.	Camden Paces III	350	100.0	17.7
	Atlanta, GA
6.	Camden Downtown II	271	145.0	12.6
	Houston, TX
7.	Camden Highland Village II	300	100.0	8.9
	Houston, TX

Development Pipeline		1,913	$720.0	$112.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS

(Unaudited)

2021 ACQUISITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2021 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Franklin Park	Franklin, TN	$105.3	328 Homes	$1,719	2018	6/2/2021
2.	Camden Music Row	Nashville, TN	186.3	430 Homes	2,182	2016	6/22/2021
3.	Camden Central	St. Petersburg, FL	176.3	368 Homes	2,711	2019	8/24/2021
4.	Camden Greenville	Dallas, TX	165.5	558 Homes	1,688	2017/2018	10/14/2021

Total/Average Acquisitions			$633.4	1,684 Homes	$1,982

2021 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Woodmill Creek	The Woodlands, TX	$9.3	14.6	6/1/2021
2.	Camden Pier District II	St. Petersburg, FL	2.1	0.2	6/29/2021
3.	Camden Baker	Denver, CO	24.0	5.2	10/25/2021

Total/Average Land Acquisitions			$35.4	20.0 Acres

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2021:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2021	($939)	$—	$—	($939)	—%	N/A
2022	(3,703)	—	390,000	386,297	12.2%	3.0%
2023	(2,691)	—	250,000	247,309	7.8%	5.1%
2024	(2,088)	—	500,000	497,912	15.7%	4.0%
2025	(1,774)	—	—	(1,774)	(0.1)%	N/A
Thereafter	(9,377)	—	2,050,000	2,040,623	64.4%	3.4%
Total Debt	($20,572)	$—	$3,190,000	$3,169,428	100.0%	3.6%

Weighted Average Maturity of Debt		7.7 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$39,860	1.3%	1.9%	1.0 Years
Fixed rate debt	3,129,568	98.7%	3.6%	7.8 Years
Total	$3,169,428	100.0%	3.6%	7.7 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,169,428	100.0%	3.6%	7.7 Years
Secured debt	—	—%	N/A	N/A
Total	$3,169,428	100.0%	3.6%	7.7 Years

			Weighted Average

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	3Q21 NOI	% of Total
Unencumbered real estate assets	53,340	100.0%	$10,282,673	100.0%	$184,062	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.2x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2021 AND 2022:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2021	($939)	$—	$—	($939)	N/A
2021	($939)	$—	$—	($939)	N/A

1Q 2022	($941)	$—	$—	($941)	N/A
2Q 2022	(944)	—	—	(944)	N/A
3Q 2022	(946)	—	40,000	39,054	1.9%
4Q 2022	(872)	—	350,000	349,128	3.2%
2022	($3,703)	$—	$390,000	$386,297	3.0%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	548%	Yes

Unsecured Debt to Gross Asset Value	<	60%	23%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	29%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	346%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	575%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2021: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2021	($43)	$—	($43)	—%	N/A
2022	(174)	—	(174)	(0.1)%	N/A
2023	(181)	—	(181)	(0.1)%	N/A
2024	(187)	5,986	5,799	3.6%	1.4%
2025	(193)	—	(193)	(0.2)%	N/A
Thereafter	(259)	155,814	155,555	96.6%	3.3%
Total Maturing Debt	($1,037)	$161,800	$160,763	99.8%	3.2%

Unsecured lines of credit (c)	$—	$313	$313	0.2%	3.3%
Total Debt	($1,037)	$162,113	$161,076	100.0%	3.2%

Weighted Average Maturity of Debt		5.4 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$58,265	36.2%	2.0%	4.5 Years
Fixed rate debt		102,811	63.8%	3.9%	5.9 Years
Total		$161,076	100.0%	3.2%	5.4 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,811	63.8%	3.9%	5.9 Years
Conventional variable-rate mortgage debt		51,966	32.3%	2.1%	4.8 Years
Variable-rate construction loans		5,986	3.7%	1.4%	2.7 Years
Unsecured lines of credit		313	0.2%	3.3%	0.4 Years
Total		$161,076	100.0%	3.2%	5.4 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,247	$925,889

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of September 30, 2021, these borrowings were drawn under the lines of credit with $8.5 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2021 AND 2022: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
4Q 2021	($43)	$—	($43)	N/A
2021	($43)	$—	($43)	N/A

1Q 2022 (c)	($43)	$313	$270	3.3%
2Q 2022	(43)	—	(43)	N/A
3Q 2022	(44)	—	(44)	N/A
4Q 2022	(44)	—	(44)	N/A
2022	($174)	$313	$139	3.3%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2022 maturities includes unsecured lines of credit with $0.3 million (Camden's pro-rata share) outstanding as of September 30, 2021. The lines of credits have $8.5 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,602	$51	$394	$8
Appliances	10	years	1,197	23	277	5
Painting	—		—	—	1,742	34
Cabinetry/Countertops	10	years	155	3	—	—
Other	9	years	1,172	23	857	17
Exteriors
Painting	5	years	1,210	24	—	—
Carpentry	10	years	1,287	25	—	—
Landscaping	6	years	731	14	2,613	51
Roofing	18	years	942	18	166	3
Site Drainage	10	years	74	1	—	—
Fencing/Stair	10	years	442	9	—	—
Other (b)	9	years	3,450	68	4,323	85
Common Areas
Mech., Elec., Plumbing	9	years	3,252	64	2,383	47
Parking/Paving	4	years	1,105	22	—	—
Pool/Exercise/Facility	8	years	1,102	22	430	8
Total Recurring (c)			$18,721	$367	$13,185	$258
Weighted Average Apartment Homes				51,011		51,011

Non-recurring & revenue enhancing capitalized expenditures (d)			$3,888

Reposition Expenditures (e)	10	years	$15,480	$19,447
Repositioned Apartment Homes				796

Pro-Rata Joint Venture Total Recurring (f)			$996	$439	$508	$224

	Year to Date 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$6,766	$135	$1,034	$21
Appliances	10	years	2,798	56	739	15
Painting	—		—	—	4,313	86
Cabinetry/Countertops	10	years	374	7	—	—
Other	9	years	3,766	75	2,613	52
Exteriors
Painting	5	years	2,394	48	—	—
Carpentry	10	years	2,712	54	—	—
Landscaping	6	years	1,412	28	8,036	159
Roofing	18	years	3,967	79	450	9
Site Drainage	10	years	230	5	—	—
Fencing/Stair	10	years	1,271	25	—	—
Other (b)	9	years	7,979	159	12,333	246
Common Areas
Mech., Elec., Plumbing	9	years	9,690	194	6,486	129
Parking/Paving	4	years	2,634	52	—	—
Pool/Exercise/Facility	8	years	3,032	60	1,159	23
Total Recurring (c)			$49,025	$977	$37,163	$740
Weighted Average Apartment Homes				50,202		50,202

Non-recurring & revenue enhancing capitalized expenditures (d)			$10,473

Reposition Expenditures (e)	10	years	$32,798	$20,602
Repositioned Apartment Homes				1,592

Pro-Rata Joint Venture Total Recurring (f)			$2,180	$961	$1,511	$666

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2021.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2021 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.
(f) Company's pro-rata ownership is 31.3%.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income attributable to common shareholders (a)	$29,483	$34,957	$91,009	$94,718
Real estate depreciation and amortization	108,931	87,974	296,760	267,985
Adjustments for unconsolidated joint ventures	2,674	2,404	7,903	6,933
Income allocated to non-controlling interests	1,122	1,276	3,508	3,661
Funds from operations	$142,210	$126,611	$399,180	$373,297

Less: recurring capitalized expenditures	(19,717)	(22,299)	(51,205)	(55,906)

Adjusted funds from operations	$122,493	$104,312	$347,975	$317,391

Weighted average number of common shares outstanding:
EPS diluted	103,171	99,455	101,199	99,414
FFO/AFFO diluted	104,812	101,203	102,879	101,162

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Total Earnings Per Common Share - Diluted	$0.29	$0.35	$0.90	$0.95
Real estate depreciation and amortization	1.04	0.87	2.88	2.65
Adjustments for unconsolidated joint ventures	0.02	0.02	0.07	0.06
Income allocated to non-controlling interests	0.01	0.01	0.03	0.03
FFO per common share - Diluted	$1.36	$1.25	$3.88	$3.69

Less: recurring capitalized expenditures	(0.19)	(0.22)	(0.50)	(0.55)

AFFO per common share - Diluted	$1.17	$1.03	$3.38	$3.14

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million Pandemic Related Impact for the three and nine months ended September 30, 2020. The total Pandemic Related Impact for the nine months ended September 30, 2020 was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.5 million of pandemic expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related pandemic expenses for the nine months ended September 30, 2020. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by the pandemic during the nine months ended September 30, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q21	Range	2021	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.31	$0.37	$1.21	$1.27
Expected real estate depreciation and amortization	1.11	1.11	3.99	3.99
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.46	$1.52	$5.34	$5.40

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net income (a)	$30,605	$36,220	$94,517	$98,198
Less: Fee and asset management income	(3,248)	(2,542)	(7,717)	(7,449)
Less: Interest and other income	(443)	(1,948)	(1,032)	(2,602)
Less: (Income)/loss on deferred compensation plans	843	(5,071)	(9,183)	(1,646)
Plus: Property management expense	6,640	5,894	19,200	18,360
Plus: Fee and asset management expense	1,159	1,018	3,310	2,681
Plus: General and administrative expense	14,960	12,726	44,428	40,350
Plus: Interest expense	24,987	24,265	72,715	67,454
Plus: Depreciation and amortization expense	111,462	90,575	304,189	275,237
Plus: Expense/(benefit) on deferred compensation plans	(843)	5,071	9,183	1,646
Less: Gain on sale of land	—	—	—	(382)
Less: Equity in income of joint ventures	(2,540)	(2,154)	(6,652)	(5,909)
Plus: Income tax expense	480	615	1,292	1,476
NOI (b) (c)	$184,062	$164,669	$524,250	$487,414

"Same Property" Communities	$158,309	$150,226	$461,350	$454,415
Non-"Same Property" Communities	21,721	14,232	55,550	43,802
Development and Lease-Up Communities	2,794	(2)	4,445	(5)
Pandemic Related Impact (b) (c)	—	(444)	—	(13,614)
Other	1,238	657	2,905	2,816
NOI (b) (c)	$184,062	$164,669	$524,250	$487,414

(a) Net income includes the approximate $0.4 million and $14.8 million of Pandemic Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities, which were recognized in 2Q20 as a reduction of property revenues.

(c) We incurred approximately $0.4 million of directly-related pandemic expenses at our operating communities for the three months ended September 30, 2020 and approximately $4.5 million for the nine months ended September 30, 2020, which included $2.8 million of bonuses paid to on-site employees providing essential services during the pandemic and approximately $1.7 million in other directly-related pandemic expenses.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, income (loss) allocated to non-controlling interests, as well as the direct Pandemic Related Impact. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 1.33 for the 9 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net income attributable to common shareholders (a)	$29,483	$34,957	$91,009	$94,718
Plus: Interest expense	24,987	24,265	72,715	67,454
Plus: Depreciation and amortization expense	111,462	90,575	304,189	275,237
Plus: Income allocated to non-controlling interests	1,122	1,263	3,508	3,480
Plus: Income tax expense	480	615	1,292	1,476
Plus: Pandemic Related Impact (b)	—	444	—	14,364
Less: Gain on sale of land	—	—	—	(382)
Less: Equity in income of joint ventures	(2,540)	(2,154)	(6,652)	(5,909)
Adjusted EBITDA	$164,994	$149,965	$466,061	$450,438
Annualized Adjusted EBITDA	$659,976	$599,860	$621,415	$600,584

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million Pandemic Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Approximately $0.4 million and $14.4 million of the stated Pandemic Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, directly-
related pandemic expenses, and bonuses paid to on-site employees, has been added back to the Adjusted EBITDA calculation for the three and nine months ended September 30, 2020, respectively.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Unsecured notes payable	$3,169,116	$3,225,490	$3,168,181	$3,028,011
Total debt	3,169,116	3,225,490	3,168,181	3,028,011
Less: Cash and cash equivalents	(297,048)	(536,520)	(311,558)	(367,113)
Net debt	$2,872,068	$2,688,970	$2,856,623	$2,660,898

Net Debt to Annualized Adjusted EBITDA:

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net debt	$2,872,068	$2,688,970	$2,856,623	$2,660,898
Annualized Adjusted EBITDA	659,976	599,860	621,415	600,584
Net Debt to Annualized Adjusted EBITDA	4.4x	4.5x	4.6x	4.4x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q4 '21	Q1 '22	Q2 '22	Q3 '22
Earnings Release & Conference Call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q1 '21	Q2 '21	Q3 '21
Declaration Date	2/4/2021	6/15/2021	9/15/2021
Record Date	3/31/2021	6/30/2021	9/30/2021
Payment Date	4/16/2021	7/16/2021	10/18/2021
Distributions Per Share	$0.83	$0.83	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2021

(Unaudited)							3Q21 Avg Monthly		3Q21 Avg Monthly
			Year Placed	Average	Apartment	3Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	98%	$1,686	$1.47	$1,934	$1.69
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,371	1.74	1,658	2.11
Camden Foothills	Scottsdale	AZ	2014	1,032	220	98%	1,879	1.82	2,242	2.17
Camden Legacy	Scottsdale	AZ	1996	1,067	428	97%	1,664	1.56	1,982	1.86
Camden Montierra	Scottsdale	AZ	1999	1,071	249	98%	1,599	1.49	1,887	1.76
Camden North End I	Phoenix	AZ	2019	921	441	96%	1,750	1.90	2,067	2.24
Camden North End II (1)	Phoenix	AZ	2021	885	343	Lease-Up	1,845	2.08	2,127	2.40
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	98%	1,907	2.14	2,078	2.33
Camden Pecos Ranch	Chandler	AZ	2001	949	272	97%	1,391	1.46	1,652	1.74
Camden San Marcos	Scottsdale	AZ	1995	984	320	98%	1,513	1.54	1,762	1.79
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,558	1.50	1,884	1.81
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,712	1.31	2,072	1.59
Camden Tempe	Tempe	AZ	2015	1,033	234	97%	1,715	1.66	2,075	2.01
TOTAL ARIZONA	13	Properties		996	4,029	97%	1,659	1.67	1,947	1.96

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,243	2.22	2,498	2.48
Camden Glendale	Glendale	CA	2015	893	307	98%	2,444	2.74	2,717	3.04
Camden Harbor View	Long Beach	CA	2004	981	547	98%	2,674	2.73	3,007	3.07
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	99%	2,173	2.15	2,464	2.44
Camden Martinique	Costa Mesa	CA	1986	795	714	98%	1,962	2.47	2,329	2.93
Camden Sea Palms	Costa Mesa	CA	1990	891	138	99%	2,237	2.51	2,574	2.89
The Camden	Hollywood	CA	2016	767	287	96%	2,919	3.81	2,530	3.30
Total Los Angeles/Orange County	7	Properties		900	2,663	98%	2,344	2.60	2,586	2.87

Camden Landmark	Ontario	CA	2006	982	469	96%	1,862	1.89	2,156	2.19
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	2,395	2.31	2,770	2.67
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	98%	2,244	2.33	2,515	2.61
Camden Tuscany	San Diego	CA	2003	895	160	97%	2,696	3.01	3,001	3.35
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	2,017	1.92	2,169	2.06
Total San Diego/Inland Empire	5	Properties		992	1,665	97%	2,175	2.19	2,461	2.48

TOTAL CALIFORNIA	12	Properties		935	4,328	98%	2,279	2.44	2,538	2.71

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,613	1.82	1,912	2.15
Camden Caley	Englewood	CO	2000	921	218	97%	1,607	1.75	1,884	2.05
Camden Denver West	Golden	CO	1997	1,015	320	98%	1,929	1.90	2,208	2.17
Camden Flatirons	Denver	CO	2015	960	424	97%	1,758	1.83	2,059	2.15
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	98%	1,934	1.68	2,249	1.96
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	1,781	1.78	2,061	2.06
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,717	1.84	1,995	2.14
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,664	1.97	1,889	2.24
Camden RiNo	Denver	CO	2020	828	233	99%	1,810	2.19	2,126	2.57
TOTAL COLORADO	9	Properties		958	2,865	97%	1,765	1.84	2,052	2.14

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	1,831	1.72	2,123	2.00
Camden College Park	College Park	MD	2008	942	509	97%	1,701	1.80	1,957	2.08
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	1,910	1.95	2,220	2.27
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	1,957	1.85	2,316	2.19
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,976	2.12	2,295	2.46
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,898	1.91	2,169	2.18
Camden Grand Parc	Washington	DC	2002	672	105	98%	2,512	3.74	2,793	4.16
Camden Lansdowne	Leesburg	VA	2002	1,006	690	98%	1,788	1.78	2,072	2.06
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	98%	1,785	1.74	1,984	1.93
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,725	2.01	2,003	2.34
Camden Noma	Washington	DC	2014	769	321	97%	2,121	2.76	2,479	3.22
Camden Noma II	Washington	DC	2017	759	405	97%	2,200	2.90	2,540	3.35
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,040	2.45	2,349	2.82
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,834	3.31	3,272	3.82
Camden Russett	Laurel	MD	2000	992	426	98%	1,645	1.66	1,891	1.91
Camden Shady Grove	Rockville	MD	2018	877	457	97%	1,828	2.08	2,061	2.35
Camden Silo Creek	Ashburn	VA	2004	975	284	99%	1,778	1.82	2,072	2.12
Camden South Capitol (2)	Washington	DC	2013	821	281	97%	2,258	2.75	2,690	3.27
Camden Washingtonian	Gaithersburg	MD	2018	870	365	98%	1,863	2.14	2,125	2.44
TOTAL DC METRO	19	Properties		922	6,863	97%	1,928	2.09	2,228	2.42

Camden Aventura	Aventura	FL	1995	1,108	379	98%	2,086	1.88	2,457	2.22
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,099	2.49	2,397	2.84
Camden Brickell	Miami	FL	2003	937	405	98%	2,244	2.39	2,507	2.68
Camden Doral	Miami	FL	1999	1,120	260	99%	1,981	1.77	2,221	1.98
Camden Doral Villas	Miami	FL	2000	1,253	232	99%	2,192	1.75	2,453	1.96
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	98%	2,192	2.10	2,517	2.41
Camden Plantation	Plantation	FL	1997	1,201	502	98%	1,826	1.52	2,183	1.82
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	99%	1,876	1.69	2,208	1.99
Total Southeast Florida	8	Properties		1,079	2,781	98%	2,054	1.90	2,366	2.19

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2021

(Unaudited)							3Q21 Avg Monthly		3Q21 Avg Monthly
			Year Placed	Average	Apartment	3Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	99%	$1,483	$1.38	$1,744	$1.62
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,395	1.46	1,676	1.75
Camden Lake Eola (1)	Orlando	FL	2021	944	360	Lease-Up	2,220	2.35	2,499	2.65
Camden LaVina	Orlando	FL	2012	969	420	96%	1,432	1.48	1,709	1.76
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,423	1.52	1,723	1.84
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,540	1.91	1,711	2.12
Camden Orange Court	Orlando	FL	2008	817	268	98%	1,394	1.71	1,673	2.05
Camden Thornton Park	Orlando	FL	2016	920	299	97%	1,778	1.93	1,962	2.13
Camden Town Square	Orlando	FL	2012	983	438	98%	1,425	1.45	1,643	1.67
Camden Waterford Lakes (2)	Orlando	FL	2014	971	300	98%	1,511	1.56	1,768	1.82
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,437	1.47	1,658	1.69
Total Orlando	11	Properties		944	3,954	98%	1,541	1.63	1,760	1.87

Camden Bay	Tampa	FL	1997/2001	943	760	98%	1,413	1.50	1,704	1.81
Camden Central	St. Petersburg	FL	2019	943	368	99%	2,711	2.88	2,846	3.02
Camden Montague	Tampa	FL	2012	972	192	99%	1,450	1.49	1,735	1.78
Camden Pier District	St. Petersburg	FL	2016	989	358	99%	2,703	2.73	2,871	2.90
Camden Preserve	Tampa	FL	1996	942	276	98%	1,602	1.70	1,886	2.00
Camden Royal Palms	Brandon	FL	2006	1,017	352	98%	1,394	1.37	1,689	1.66
Camden Visconti (2)	Tampa	FL	2007	1,125	450	97%	1,596	1.42	1,893	1.68
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,569	1.58	1,865	1.88
Total Tampa	8	Properties		990	3,104	98%	1,777	1.79	2,037	2.06

TOTAL FLORIDA	27	Properties		997	9,839	98%	1,760	1.77	2,024	2.03

Camden Brookwood	Atlanta	GA	2002	916	359	96%	1,519	1.66	1,785	1.95
Camden Buckhead Square	Atlanta	GA	2015	827	250	97%	1,612	1.95	1,789	2.16
Camden Creekstone	Atlanta	GA	2002	990	223	99%	1,479	1.49	1,694	1.71
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	1,541	1.30	1,788	1.51
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,451	1.44	1,738	1.73
Camden Fourth Ward	Atlanta	GA	2014	844	276	98%	1,798	2.13	2,074	2.46
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,586	1.70	1,894	2.03
Camden Paces	Atlanta	GA	2015	1,408	379	98%	2,682	1.90	3,010	2.14
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	98%	1,502	1.46	1,807	1.76
Camden Phipps (2)	Atlanta	GA	1996	1,016	234	97%	1,639	1.61	1,970	1.94
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	99%	1,441	1.26	1,678	1.47
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,466	1.47	1,716	1.72
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	98%	1,357	1.35	1,627	1.61
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,535	1.70	1,787	1.98
TOTAL GEORGIA	14	Properties		1,014	4,496	97%	1,626	1.60	1,897	1.87

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,399	1.33	1,667	1.59
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,511	1.67	1,751	1.93
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,523	1.78	1,797	2.10
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,283	1.24	1,526	1.47
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,181	1.26	1,426	1.52
Camden Foxcroft II	Charlotte	NC	1985	874	100	98%	1,289	1.47	1,490	1.71
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,618	2.18	1,833	2.47
Camden Grandview	Charlotte	NC	2000	1,059	266	98%	1,768	1.67	2,001	1.89
Camden Grandview II	Charlotte	NC	2019	2,241	28	96%	3,566	1.59	3,800	1.70
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,264	1.30	1,506	1.55
Camden South End	Charlotte	NC	2003	878	299	97%	1,546	1.76	1,764	2.01
Camden Southline (2)	Charlotte	NC	2015	831	266	96%	1,629	1.96	1,853	2.23
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,435	1.31	1,705	1.55
Camden Touchstone	Charlotte	NC	1986	899	132	99%	1,181	1.31	1,363	1.52
Total Charlotte	14	Properties		954	3,104	97%	1,478	1.55	1,716	1.80

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	98%	1,355	1.34	1,568	1.55
Camden Carolinian	Raleigh	NC	2017	1,118	186	98%	2,112	1.89	2,265	2.03
Camden Crest	Raleigh	NC	2001	1,014	438	96%	1,184	1.17	1,412	1.39
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	99%	1,241	1.19	1,549	1.48
Camden Lake Pine	Apex	NC	1999	1,066	446	98%	1,305	1.22	1,556	1.46
Camden Manor Park	Raleigh	NC	2006	966	484	97%	1,299	1.34	1,537	1.59
Camden Overlook	Raleigh	NC	2001	1,061	322	98%	1,385	1.31	1,626	1.53
Camden Reunion Park	Apex	NC	2000/2004	972	420	98%	1,201	1.24	1,437	1.48
Camden Westwood	Morrisville	NC	1999	1,027	354	98%	1,266	1.23	1,469	1.43
Total Raleigh	9	Properties		1,022	3,242	98%	1,325	1.30	1,557	1.52

TOTAL NORTH CAROLINA	23	Properties		989	6,346	97%	1,400	1.42	1,635	1.65

Camden Franklin Park	Franklin	TN	2018	967	328	98%	1,719	1.78	1,821	1.88
Camden Music Row	Nashville	TN	2016	903	430	98%	2,182	2.41	2,213	2.45
TOTAL TENNESSEE	2	Properties		931	758	98%	1,981	2.13	2,043	2.19

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2021

(Unaudited)							3Q21 Avg Monthly		3Q21 Avg Monthly
			Year Placed	Average	Apartment	3Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	98%	$1,223	$1.42	$1,489	$1.73
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	98%	1,318	1.45	1,555	1.71
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	98%	1,321	1.50	1,498	1.70
Camden Cedar Hills	Austin	TX	2008	911	208	98%	1,440	1.58	1,717	1.88
Camden Gaines Ranch	Austin	TX	1997	955	390	98%	1,592	1.67	1,878	1.97
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,285	1.42	1,557	1.72
Camden La Frontera	Austin	TX	2015	901	300	98%	1,343	1.49	1,609	1.79
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,563	1.87	1,755	2.09
Camden Rainey Street	Austin	TX	2016	873	326	98%	2,099	2.40	2,329	2.67
Camden Shadow Brook (2)	Austin	TX	2009	909	496	98%	1,293	1.42	1,492	1.64
Camden Stoneleigh	Austin	TX	2001	908	390	98%	1,406	1.55	1,667	1.84
Total Austin	11	Properties		897	3,686	98%	1,440	1.60	1,682	1.87

Camden Addison	Addison	TX	1996	942	456	98%	1,332	1.41	1,572	1.67
Camden Belmont	Dallas	TX	2010/2012	946	477	98%	1,502	1.59	1,766	1.87
Camden Buckingham	Richardson	TX	1997	919	464	98%	1,323	1.44	1,597	1.74
Camden Centreport	Ft. Worth	TX	1997	912	268	98%	1,293	1.42	1,587	1.74
Camden Cimarron	Irving	TX	1992	772	286	97%	1,316	1.71	1,583	2.05
Camden Design District (2)	Dallas	TX	2009	939	355	98%	1,446	1.54	1,671	1.78
Camden Farmers Market	Dallas	TX	2001/2005	932	904	97%	1,400	1.50	1,667	1.79
Camden Henderson	Dallas	TX	2012	966	106	98%	1,588	1.64	1,825	1.89
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,391	1.67	1,627	1.96
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,381	1.59	1,622	1.86
Camden Panther Creek (2)	Frisco	TX	2009	946	295	98%	1,416	1.50	1,637	1.73
Camden Riverwalk (2)	Grapevine	TX	2008	989	600	98%	1,561	1.58	1,820	1.84
Camden Valley Park	Irving	TX	1986	743	516	98%	1,135	1.53	1,376	1.85
Camden Victory Park	Dallas	TX	2016	861	423	97%	1,714	1.99	1,951	2.27
Total Dallas/Ft. Worth	14	Properties		902	5,666	98%	1,410	1.56	1,662	1.84

Camden City Centre	Houston	TX	2007	932	379	95%	1,448	1.55	1,680	1.80
Camden City Centre II	Houston	TX	2013	869	268	95%	1,417	1.63	1,674	1.93
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	97%	1,387	1.40	1,643	1.65
Camden Cypress Creek II (2)	Cypress	TX	2020	950	234	99%	1,317	1.39	1,522	1.60
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	98%	1,351	1.26	1,614	1.50
Camden Downtown	Houston	TX	2020	1,052	271	97%	2,450	2.33	2,824	2.68
Camden Grand Harbor (2)	Katy	TX	2008	959	300	98%	1,252	1.30	1,495	1.56
Camden Greenway	Houston	TX	1999	861	756	97%	1,355	1.57	1,588	1.85
Camden Heights (2)	Houston	TX	2004	927	352	97%	1,489	1.61	1,748	1.88
Camden Highland Village	Houston	TX	2014/2015	1,175	552	94%	2,162	1.84	2,329	1.98
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,264	1.35	1,529	1.64
Camden McGowen Station	Houston	TX	2018	1,004	315	96%	1,984	1.98	2,258	2.25
Camden Midtown	Houston	TX	1999	844	337	97%	1,450	1.72	1,688	2.00
Camden Northpointe (2)	Tomball	TX	2008	940	384	97%	1,200	1.28	1,477	1.57
Camden Oak Crest	Houston	TX	2003	870	364	98%	1,168	1.34	1,414	1.62
Camden Park	Houston	TX	1995	866	288	98%	1,135	1.31	1,382	1.60
Camden Plaza	Houston	TX	2007	915	271	95%	1,569	1.72	1,790	1.96
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,408	2.01	2,681	2.23
Camden Royal Oaks	Houston	TX	2006	923	236	93%	1,401	1.52	1,448	1.57
Camden Royal Oaks II	Houston	TX	2012	1,054	104	89%	1,649	1.56	1,717	1.63
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	97%	1,279	1.18	1,526	1.41
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,137	1.34	1,396	1.65
Camden Sugar Grove	Stafford	TX	1997	921	380	98%	1,239	1.34	1,466	1.59
Camden Travis Street	Houston	TX	2010	819	253	97%	1,420	1.73	1,679	2.05
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,379	1.60	1,643	1.90
Camden Whispering Oaks	Houston	TX	2008	936	274	98%	1,288	1.38	1,545	1.65
Camden Woodson Park (2)	Houston	TX	2008	916	248	95%	1,205	1.32	1,451	1.58
Camden Yorktown (2)	Houston	TX	2008	995	306	98%	1,199	1.21	1,440	1.45
Total Houston	28	Properties		950	9,806	96%	1,467	1.54	1,705	1.79

TOTAL TEXAS	53	Properties		926	19,158	97%	1,445	1.56	1,688	1.82

TOTAL PROPERTIES	172	Properties		958	58,682	97%	$1,662	$1.74	$1,946	$2.03

(1) Completed communities in lease-up as of September 30, 2021 are excluded from total occupancy numbers.

(2) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.